Exhibit 99.1

Media Release

Mitel Reports June Quarter Results

Non-GAAP Revenues and Earnings Per Share meet consensus

Strong growth in Cloud and Mobile segments

•	As-reported non-GAAP revenues of $292.3 million

•	As-reported non-GAAP earnings per share of $0.18

•	Mobile segment pro-forma non-GAAP revenues of $45.1 million, increased 35% year-over-year

•	Recurring cloud revenues of $25.3 million grew 21% year-over-year

•	Total cloud seats installed during the quarter were 235,000

Ottawa, Ontario, Canada, August 6, 2015 Mitel® (Nasdaq:MITL) (TSX:MNW) a global leader in real-time business, cloud and mobile communications today announced financial results for the second quarter ended June 30, 2015. For a definition of as-reported, non-GAAP and pro-forma results, refer to the section on `Non-GAAP Financial Measurements` below.

in US millions (except per share data)	Q2 2015		Q2 2014
	As Reported	Pro Forma	As Reported	Pro Forma
				Historical Currency	Constant Currency [1]
Non-GAAP Revenues	$292.3	$298.3	$291.7	$325.0	$296.0
Non-GAAP Net Income	$21.4	$14.2	$22.2	$21.4	$14.8
Non-GAAP EPS	$0.18	$0.11	$0.21	$0.17	$0.12
Adjusted EBITDA	$40.6	$32.2	$38.8	$38.9	$32.3

1 – Constant currency in Q2-2014 assumes the same foreign currency exchange rates as in Q2-2015

“Mitel continues to execute well against our profitable growth strategy, driven by market leading performance from our mobile and cloud growth initiatives,” said Richard McBee, Chief Executive Officer. “The acquisition of our new mobile business, which was completed in the quarter, delivered impressive results out of the gate with year-over-year revenue growth of 35%. Our cloud business continued its upward trajectory with double-digit seat growth in the quarter, with our total cloud installed base now exceeding 1.6 million users. Our total recurring revenues, including cloud recurring revenues, now comprise 28% of our total revenues and were up 13% year-over-year on a constant currency basis.”

Mobile and Cloud Highlights

Mobile - Following the April acquisition of Mavenir and through the end of the second quarter, the company demonstrated ongoing market traction adding another 10 footprint wins, including a major cable company seeking to deploy Mitel’s market leading Voice over WIFI (VoWIFI) capability.

Cloud - In the second quarter, Mitel installed 235,500 new cloud seats, including 24,600 recurring cloud seats. Year-over-year, Mitel’s total cloud seats installed were up 76% while recurring cloud seats increased 68%. More detailed Cloud Operational Metrics are included with the financial tables at the end of this release.

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Financial Highlights

As Reported

•	Non-GAAP revenues were $292.3 million

•	GAAP revenues, which include a $15.4 million reduction to revenue for purchase accounting adjustments, were $276.9 million

•	Non-GAAP net income was $21.4 million, or $0.18 per diluted share

•	GAAP net loss was $11.6 million, or $0.10 per diluted share

•	Adjusted EBITDA was $40.6 million

Pro-forma

•	Non-GAAP revenues were $298.3 million, up 1% from the prior year period on a constant currency basis

•	Non-GAAP net income was $14.2 million, or $0.11 per diluted share, consistent with the prior year on a constant currency basis

•	Adjusted EBITDA was $32.2 million, consistent with the prior year on a constant currency basis

“Continued focus on operational execution across the company enabled us to deliver another quarter of solid results despite ongoing currency headwinds, which impacted revenue by approximately $29 million on a constant currency basis,” said Steve Spooner, Mitel’s Chief Financial Officer. “As we look toward the second half of the year, our financial priorities are unchanged – invest in our cloud and mobile growth initiatives, while delivering on identified integration synergies to drive operating results toward our target model.”

Business Outlook

Mitel has set the following financial performance guidance for the third quarter ending September 30, 2015. Non-GAAP Revenues and non-GAAP Gross Margin % exclude the effect of purchase accounting adjustments.

Q3-2015 Guidance
Non-GAAP Revenues	$275 million to $300 million
Non-GAAP Gross Margin %	52% to 54%
Adjusted EBITDA %	8% to 11%
Non-GAAP EPS	$0.07 to $0.12

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the second quarter ended June 30, 2015. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through 5:00 p.m. ET on Monday, August 10, 2015. To access the replay, all callers should please dial 404-537-3406 and enter pass code 85780419. The live webcast will be accessible on Mitel’s investor relations website at http://investor.mitel.com/ and will be archived and available on this site for at least three months.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP operating expenses, Non-GAAP Revenues and Non-GAAP Gross Margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in

Media Release

accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition, April 29, 2015. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the entire second quarter of 2015 and 2014. Non-GAAP Revenues and Non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including 15 of the top 20 mobile carriers in the world. That makes us unique, and the only company able to provide a bridge between enterprise and mobile customers. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; the anticipated size of the markets and continued demand for Mitel and Mavenir products and the impact of competitive products and pricing that could result from the announcement of the acquisition of Mavenir; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to implement and achieve its business strategies successfully. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015, the section entitled “Risk Factors—Risks Relating to the Combined Company” included in our Offer to Exchange dated April 28, 2015 filed with the SEC on April 29, 2015 and the sections entitled “Risk Factors—Risks Relating to Our Business and Industry” and “Risk Factors – Risks Relating to Our International Operations” included in Mavenir’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 3, 2015. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel does not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

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MITL-F

Contact Information:

Media – Americas Amy MacLeod 613-691-3317 amy.macleod@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com

Investor Relations Michael McCarthy 469-574-8134, michael.mccarthy@mitel.com	Industry Analyst Cynthia Navarro 469-574-8113 cynthia.navarro@mitel.com

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Cloud Metrics tables

	CY14	CY14	CY14	CY15	CY15
	Q2	Q3	Q4	Q1	Q2
Total Cloud Seats	915,095	1,039,498	1,246,735	1,375,635	1,611,172
Recurring Cloud Seats	195,673	244,889	269,155	304,956	329,620
Retail Cloud Monthly Average Revenue Per User (ARPU)	$47	$46	$50	$50	$49
Retail Cloud Average # of Seats per Customer	34	39	37	39	38
Retail Cloud Monthly Customer Churn	0.6%	0.7%	0.4%	0.8%	0.7%

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MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	June 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$76.0	$111.3
Accounts receivable	276.3	237.5
Sales-type lease receivables	14.5	18.1
Inventories	110.4	88.3
Deferred tax asset	46.5	31.7
Other current assets	83.5	53.2

	607.2	540.1
Non-current portion of sales-type lease receivables	17.8	19.7
Deferred tax asset	120.6	133.6
Property and equipment	56.6	50.7
Identifiable intangible assets	421.8	175.8
Goodwill	657.9	340.3
Other non-current assets	12.1	11.6

	$1,894.0	$1,271.8

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$276.7	$215.0
Current portion of deferred revenue	109.3	78.2
Current portion of long-term debt	11.9	6.2

	397.9	299.4
Long-term debt	638.4	303.6
Long-term portion of deferred revenue	38.7	35.6
Deferred tax liability	34.7	15.3
Pension liability	148.4	136.1
Other non-current liabilities	37.9	34.0

	1,296.0	824.0
Shareholders’ equity	598.0	447.8

	$1,894.0	$1,271.8

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MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015(1)	US GAAP As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014(1)
Non-GAAP Revenues	$292.3	$298.3	$291.7	$325.0
Less: Purchase accounting revenue adjustments	(15.4)	(15.5)	(3.0)	(17.6)

Total Revenues	276.9	282.8	288.7	307.4

Non-GAAP Cost of Revenues	135.7	139.7	136.9	151.4
Less: Purchase accounting cost of revenue adjustments	(8.5)	(8.5)	—	(8.5)

Total Cost of revenues	127.2	131.2	136.9	142.9

Non-GAAP Gross Margin	156.6	158.6	154.8	173.6
Less: Purchase accounting gross margin adjustments	(6.9)	(7.0)	(3.0)	(9.1)

Total Gross margin	149.7	151.6	151.8	164.5

Expenses:
Selling, general and administrative	91.8	99.6	91.8	105.1
Research and development	34.0	38.2	31.9	39.1
Special charges and restructuring costs	14.3	27.1	10.9	10.9
Amortization of acquisition-related intangible assets	19.4	22.0	14.0	21.9

	159.5	186.9	148.6	177.0

Operating income (loss)	(9.8)	(35.3)	3.2	(12.5)
Interest expense	(7.8)	(7.9)	(5.5)	(5.9)
Debt retirement costs	(8.4)	(9.0)	(0.8)	(0.8)
Other income	5.1	5.7	1.7	0.9

Loss from operations, before income taxes	(20.9)	(46.5)	(1.4)	(18.3)
Current income tax recovery (expense)	(5.5)	(5.6)	(0.6)	(1.0)
Deferred income tax recovery (expense)	14.8	14.8	2.8	2.8

Net income (loss)	$(11.6)	$(37.3)	$0.8	$(16.5)

Non-GAAP measures:
Adjusted EBITDA	$40.6	$32.2	$38.8	$38.9
Non-GAAP net income	$21.4	$14.2	$22.2	$21.4

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

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MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015(1)	US GAAP As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014(1)
Non-GAAP Revenues	$541.2	$575.5	$536.0	$635.0
Less: Purchase accounting revenue adjustments	(16.2)	(18.5)	(5.8)	(22.9)

Total Revenues	525.0	557.0	530.2	612.1

Non-GAAP Cost of Revenues	253.4	272.0	249.0	297.3
Less: Purchase accounting cost of revenue adjustments	(8.5)	(8.5)	—	(8.5)

Total Cost of revenues	244.9	263.5	249.0	288.8

Non-GAAP Gross Margin	287.8	303.5	287.0	337.7
Less: Purchase accounting gross margin adjustments	(7.7)	(10.0)	(5.8)	(14.4)

Total Gross margin	280.1	293.5	281.2	323.3

Expenses:
Selling, general and administrative	173.4	199.4	168.7	207.5
Research and development	60.9	75.7	58.2	77.1
Special charges and restructuring costs	27.3	44.0	24.1	39.1
Amortization of acquisition-related intangible assets	33.5	44.0	25.3	43.6

	295.1	363.1	276.3	367.3

Operating income (loss)	(15.0)	(69.6)	4.9	(44.0)
Interest expense	(12.4)	(13.0)	(11.4)	(12.7)
Debt retirement costs	(9.1)	(9.7)	(15.5)	(17.3)
Other income	20.5	18.4	1.8	0.8

Loss from operations, before income taxes	(16.0)	(73.9)	(20.2)	(73.2)
Current income tax recovery (expense)	(6.0)	(7.2)	(0.3)	4.7
Deferred income tax recovery (expense)	15.7	15.7	7.7	8.3

Net loss	$(6.3)	$(65.4)	$(12.8)	$(60.2)

Non-GAAP measures:
Adjusted EBITDA	$71.0	$50.1	$74.4	$71.5
Non-GAAP net income	$37.9	$19.4	$42.0	$36.8

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

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MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended June 30, 2015	As Reported Quarter Ended June 30, 2014	As Reported Six Months Ended June 30, 2015	As Reported Six Months Ended June 30, 2014
Cash provided by (used in):
Net cash provided by (used in) operating activities	$(1.9)	$25.8	$19.2	$52.6
Net cash used in investing activities	(349.9)	(4.3)	(351.0)	(13.7)
Net cash provided by (used in) financing activities	325.3	(23.9)	299.0	53.5
Effect of exchange rate changes on cash balances	1.7	0.6	(2.5)	1.6

Net decrease in cash and cash equivalents	(24.8)	(1.8)	(35.3)	94.0

Cash and cash equivalents, beginning of period	100.8	136.0	111.3	40.2

Cash and cash equivalents, end of period	$76.0	$134.2	$76.0	$134.2

Additional information on capital expenditures:
Capital expenditures acquired with cash	$6.2	$4.3	$7.3	$7.5
Capital expenditures financed through capital leases and other	0.3	1.5	1.8	2.7

Total capital expenditures	$6.5	$5.8	$9.1	$10.2

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MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended June 30, 2015				Proforma Quarter Ended June 30, 2015
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$146.8	$11.4	$23.1	$181.3	$146.8	$11.4	$24.6	$182.8
Recurring	47.6	25.3	6.4	79.3	47.6	25.3	9.5	82.4
Services	21.6	0.5	9.6	31.7	21.6	0.5	11.0	33.1

Non-GAAP Revenues	216.0	37.2	39.1	292.3	216.0	37.2	45.1	298.3
Purchase accounting adjustments	(0.8)	—	(14.6)	(15.4)	(0.8)	—	(14.7)	(15.5)

Total revenues	$215.2	$37.2	$24.5	$276.9	$215.2	$37.2	$30.4	$282.8

Gross margin
Product	$83.0	$6.1	$11.9	$101.0	$83.0	$6.1	$13.3	$102.4
Recurring	26.9	12.1	2.6	41.6	26.9	12.1	3.9	42.9
Services	8.0	0.3	5.7	14.0	8.0	0.3	5.0	13.3

Non-GAAP Gross Margin	117.9	18.5	20.2	156.6	117.9	18.5	22.2	158.6
Purchase accounting adjustments	(0.8)	—	(6.1)	(6.9)	(0.8)	—	(6.2)	(7.0)

Total gross margin	$117.1	$18.5	$14.1	$149.7	$117.1	$18.5	$16.0	$151.6

	U.S. GAAP, As Reported Quarter Ended June 30, 2014				Proforma Quarter Ended June 30, 2014
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$189.9	$6.2	$—	$196.1	$189.9	$6.2	$21.6	$217.7
Recurring	50.8	20.9	—	71.7	50.8	20.9	6.1	77.8
Services	23.6	0.3	—	23.9	23.6	0.3	5.6	29.5

Non-GAAP Revenues	264.3	27.4	—	291.7	264.3	27.4	33.3	325.0
Purchase accounting adjustments	(3.0)	—	—	(3.0)	(3.0)	—	(14.6)	(17.6)

Total revenues	$261.3	$27.4	$—	$288.7	$261.3	$27.4	$18.7	$307.4

Gross margin
Product	$107.4	$3.6	$—	$111.0	$107.4	$3.6	$14.8	$125.8
Recurring	24.8	10.1	—	34.9	24.8	10.1	3.2	38.1
Services	8.8	0.1	—	8.9	8.8	0.1	0.8	9.7

Non-GAAP Gross Margin	141.0	13.8	—	154.8	141.0	13.8	18.8	173.6
Purchase accounting adjustments	(3.0)	—	—	(3.0)	(3.0)	—	(6.1)	(9.1)

Total gross margin	$138.0	$13.8	$—	$151.8	$138.0	$13.8	$12.7	$164.5

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MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Six Months Ended June 30, 2015				Proforma Six Months Ended June 30, 2015
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$292.1	$22.0	$23.1	$337.2	$292.1	$22.0	$37.9	$352.0
Recurring	96.2	48.6	6.4	151.2	96.2	48.6	19.2	164.0
Services	42.0	1.2	9.6	52.8	42.0	1.2	16.3	59.5

Non-GAAP Revenues	430.3	71.8	39.1	541.2	430.3	71.8	73.4	575.5
Purchase accounting adjustments	(1.6)	—	(14.6)	(16.2)	(1.6)	—	(16.9)	(18.5)

Total revenues	$428.7	$71.8	$24.5	$525.0	$428.7	$71.8	$56.5	$557.0

Gross margin
Product	$164.1	$11.7	$11.9	$187.7	$164.1	$11.7	$22.8	$198.6
Recurring	53.8	23.1	2.6	79.5	53.8	23.1	8.0	84.9
Services	14.2	0.7	5.7	20.6	14.2	0.7	5.1	20.0

Non-GAAP Gross Margin	232.1	35.5	20.2	287.8	232.1	35.5	35.9	303.5
Purchase accounting adjustments	(1.6)	—	(6.1)	(7.7)	(1.6)	—	(8.4)	(10.0)

Total gross margin	$230.5	$35.5	$14.1	$280.1	$230.5	$35.5	$27.5	$293.5

	U.S. GAAP, As Reported Six Months Ended June 30, 2014				Proforma Six Months Ended June 30, 2014
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$344.8	$12.9	$—	$357.7	$371.4	$13.6	$38.9	$423.9
Recurring	91.9	40.0	—	131.9	98.1	40.8	11.8	150.7
Services	46.0	0.4	—	46.4	48.5	0.6	11.3	60.4

Non-GAAP Revenues	482.7	53.3	—	536.0	518.0	55.0	62.0	635.0
Purchase accounting adjustments	(5.8)	—	—	(5.8)	(6.9)	—	(16.0)	(22.9)

Total revenues	$476.9	$53.3	$—	$530.2	$511.1	$55.0	$46.0	$612.1

Gross margin
Product	$197.8	$6.9	$—	$204.7	$209.8	$7.2	$25.7	$242.7
Recurring	46.8	19.4	—	66.2	48.7	19.7	6.2	74.6
Services	15.9	0.2	—	16.1	17.1	0.2	3.1	20.4

Non-GAAP Gross Margin	260.5	26.5	—	287.0	275.6	27.1	35.0	337.7
Purchase accounting adjustments	(5.8)	—	—	(5.8)	(6.9)	—	(7.5)	(14.4)

Total gross margin	$254.7	$26.5	$—	$281.2	$268.7	$27.1	$27.5	$323.3

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MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015	US GAAP As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014
Net income (loss)	$(11.6)	$(37.3)	$0.8	$(16.5)
Adjustments:
Interest expense	7.8	7.9	5.5	5.9
Income tax expense (recovery)	(9.3)	(9.2)	(2.2)	(1.8)
Amortization and depreciation	25.5	28.5	19.6	28.2
Foreign exchange loss (gain)	(4.7)	(5.3)	(1.3)	(0.5)
Special charges and restructuring costs	14.3	27.1	10.9	10.9
Stock-based compensation	3.3	4.5	1.7	2.8
Debt retirement costs	8.4	9.0	0.8	0.8
Purchase accounting adjustments	6.9	7.0	3.0	9.1

Adjusted EBITDA	$40.6	$32.2	$38.8	$38.9

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MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015	US GAAP As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014
Net loss	$(6.3)	$(65.4)	$(12.8)	$(60.2)
Adjustments:
Interest expense	12.4	13.0	11.4	12.7
Income tax expense (recovery)	(9.7)	(8.5)	(7.4)	(13.0)
Amortization and depreciation	44.8	56.8	35.8	56.5
Foreign exchange loss (gain)	(19.4)	(17.3)	(1.0)	—
Special charges and restructuring costs	27.3	44.0	24.1	39.1
Stock-based compensation	5.1	7.8	3.0	4.7
Debt retirement costs	9.1	9.7	15.5	17.3
Purchase accounting adjustments	7.7	10.0	5.8	14.4

Adjusted EBITDA	$71.0	$50.1	$74.4	$71.5

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015	US GAAP As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014
Net income (loss)	$(11.6)	$(37.3)	$0.8	$(16.5)
Income tax expense (recovery)	(9.3)	(9.2)	(2.2)	(1.8)

Net loss, before income taxes	(20.9)	(46.5)	(1.4)	(18.3)
Adjustments:
Foreign exchange loss (gain)	(4.7)	(5.3)	(1.3)	(0.5)
Special charges and restructuring costs	14.3	27.1	10.9	10.9
Stock-based compensation	3.3	4.5	1.7	2.8
Amortization of acquisition-related intangibles assets	19.4	22.0	14.0	21.9
Debt retirement costs	8.4	9.0	0.8	0.8
Purchase accounting adjustments	6.9	7.0	3.0	9.1

Non-GAAP net income, before income taxes	26.7	17.8	27.7	26.7
Non-GAAP tax expense(1)	(5.3)	(3.6)	(5.5)	(5.3)

Non-GAAP net income	$21.4	$14.2	$22.2	$21.4

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.18	$0.11	$0.21	$0.17
Non-GAAP weighted-average number of common shares outstanding (in millions):	118.1	124.7	103.7	123.4

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015	US GAAP As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014
Net loss	$(6.3)	$(65.4)	$(12.8)	$(60.2)
Income tax expense (recovery)	(9.7)	(8.5)	(7.4)	(13.0)

Net loss, before income taxes	(16.0)	(73.9)	(20.2)	(73.2)

Adjustments:
Foreign exchange loss (gain)	(19.4)	(17.3)	(1.0)	—
Special charges and restructuring costs	27.3	44.0	24.1	39.1
Stock-based compensation	5.1	7.8	3.0	4.7
Amortization of acquisition-related intangibles assets	33.5	44.0	25.3	43.6
Debt retirement costs	9.1	9.7	15.5	17.3
Purchase accounting adjustments	7.7	10.0	5.8	14.4

Non-GAAP net income, before income taxes	47.3	24.3	52.5	45.9
Non-GAAP tax expense(1)	(9.4)	(4.9)	(10.5)	(9.1)

Non-GAAP net income	$37.9	$19.4	$42.0	$36.8

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.34	$0.16	$0.44	$0.30
Non-GAAP weighted-average number of common shares outstanding (in millions):	111.5	124.6	96.1	123.5

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.